UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2019
WATERSTONE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities and Exchange Act of 1934.
[ ]	Emerging growth company
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2019, Waterstone Mortgage Corporation (the “Company”) entered into an Employment Agreement (the “Agreement”) with Andy Peach, the Chief Executive Officer and President of the Company.  Waterstone Mortgage Corporation is a wholly owned subsidiary of WaterStone Bank SSB, which in turn is a wholly owned subsidiary of Waterstone Financial, Inc.

The Agreement with Mr. Peach includes a term that continues through August 30, 2022 (the “Initial Term”). Thereafter, the Agreement will renew for successive one year periods unless either party gives the other written notice of non-renewal as least 90 days prior to the end of the relevant term.  Under the Agreement, Mr. Peach is entitled to a base salary, initially $400,000 per year, and participation in company-wide employee benefits, including Waterstone Mortgage Corporation’s 401(k) Plan and other qualified and non-qualified plans that may be maintained by the company.  The base salary will be reviewed at least annually.  Mr. Peach is also entitled to participate in any annual bonus plan or program as may be determined and established by the Compensation Committee of the Board of Directors of Waterstone Financial. Inc.

Mr. Peach may terminate his employment for “good reason,” which includes any material breach of the Agreement by Waterstone Mortgage Corporation, a material change in Mr. Peach’s functions, duties, or responsibilities, a material reduction in base salary, a liquidation or dissolution of the Company or a failure, without “good cause” (as defined in the Agreement), to pay the amounts due under the Agreement on a timely basis.  In the event the Agreement is terminated for good reason or in the event Waterstone Mortgage Corporation terminates Mr. Peach’s employment for any reason other than “good cause,” Mr. Peach will be entitled to receive his earned but unpaid base salary as of the date of termination of employment, any vested benefits to which he is entitled as a former employee under the employee benefits plans and a payment equal to one year’s base salary.  In the event of termination due to disability, Mr. Peach will be entitled to receive his earned but unpaid base salary as of the date of termination, of employment, any vested benefits to which he is entitled as a former employee under the employee benefits plans.  In the event of Mr. Peach’s death during the term of the Agreement, the Agreement will terminate with no payment of severance compensation to Mr. Peach’s estate.  Similarly, in the event of his termination for good cause, Mr. Peach will not be entitled to any severance compensation.

In the event of Mr. Peach’s termination of employment, the Agreement contains provisions which prevent him from soliciting business from restricted customers of Waterstone Mortgage Corporation, withdrawing any customers’ business, hiring any employees, consultants or personnel of Waterstone Mortgage Corporation, disclosing confidential information, and, in certain circumstances, from or competing with Waterstone Mortgage Corporation for one year following termination of employment.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01                          Financial Statements and Exhibits

(d)  Exhibits

10.1                Employment Agreement between Waterstone Mortgage Corporation and Andy Peach

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: September 19, 2019	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Operating Officer

EXHIBIT 10.1

WATERSTONE MORTGAGE CORPORATION
EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) dated this 17th day of September, 2019, by and between Waterstone  Mortgage Corporation, a Wisconsin corporation (“Company”) and Andy Peach (“Employee”).

WHEREAS, Company is engaged primarily in the highly competitive mortgage broker/banker industry; and

WHEREAS, Company desires to hire Employee as the new President and Chief Executive Officer of Company and Employee desires to be so retained, in accordance with the terms of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Employee hereby set forth the terms and conditions of the employment by Company of Employee.

1.          Employment and Duties.

(a)          During the term of this Agreement, Company hereby agrees to employ Employee as President and Chief Executive Officer of Company.  As such, Employee shall have the responsibilities, duties and authority reasonably accorded to and expected of such position, as well as such other duties and responsibilities as may be designated by the Company’s Board of Directors from time to time.  Employee shall also serve as a member of the Company’s Board of Directors for no additional compensation. Employee shall devote all of Employee’s productive time, ability, and attention to the business of Company during the term of this Agreement.  Employee will report directly to the Company’s Board of Directors of Company.

(b)          Employee shall faithfully adhere to, execute and fulfill all policies established by Company and its Board of Directors.

(c)          Employee shall not, during the Term of his employment hereunder, be engaged in any other business activity for gain, profit or other pecuniary advantage if Company’s Board of Directors determines that such activity interferes or creates a conflict of interest with Employee’s duties and responsibilities hereunder.

2.          Term.  Employee is an “at-will” employee and Employee’s term of employment may be terminated at any time, subject to the provisions of Section 4 of this Agreement.  The initial term of this Agreement shall be for a period of three (3) years expiring on August 30, 2022.  Thereafter, this Agreement shall renew for successive one (1) year periods unless unless either party gives the other written notice of non-renewal at least ninety (90) days prior to the end of the relevant term.

3.          Compensation; Benefits.  The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Section 1(a).  The Company shall pay Employee an initial salary of $400,000.00 per year (“Base Salary”).  Such Base Salary shall be payable biweekly, or with such other frequency as officers and employees of Company are generally paid. During the period of this Agreement, Employee’s Base Salary shall be reviewed at least annually. Beginning with calendar year 2020, Employee will be entitled to participate in any bonus plan or program as may be determined and established by the Compensation Committee of the Board of Directors of Waterstone Financial, Inc. (“WFI”).   Employee shall be entitled to participate in Company’s group health medical, vision and dental insurance plans, and in Company’s 401(k) and other retirement plans, if any, to the same extent as other employees of Company and subject to the terms and conditions of such plans.

4.          Termination of Employment.

(a)          By Company.  Employee is an “employee at will.”  Employee’s employment with Company may be terminated by Company with or without Good Cause, as defined below, and by Employee with or without Good Reason, as defined below.  Nonetheless, in the event of termination of employment by Company without Good Cause (as defined below) or by Employee with Good Reason (as defined below), Company shall be obligated to pay Employee, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, an amount equal to the sum of: (i) his earned but unpaid Base Salary as of the date of his termination of employment with Company; (ii) the vested benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs maintained for the benefit of Company’s officers and employees; and (iii) a payment equal to one (1) year's Base Salary, subject to the terms of this Section 4 and Sections 5 and 6 hereof.   Such severance payment shall be made over the one year period following Executive’s date of termination on a bi-weekly basis or in accordance with Company’s payroll practices for payments to employees.  Each payment required under this Section 4(a), is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  Notwithstanding anything in this Agreement to the contrary, to the extent that a payment or benefit described in this Agreement constitutes “non-qualified deferred compensation” under Section 409A of the Internal Revenue Code, and to the extent that such payment or benefit is payable upon Executive’s termination of employment, then such payments or benefits will be payable only upon Executive’s “Separation from Service.”  For purposes of this Agreement, a “Separation from Service” will have occurred if Company and Employee reasonably anticipate that either no further services will be performed by Employee after the date of termination (whether as an employee or as an independent contractor) or the level of further services performed is less than 50 percent of the average level of bona fide services in the 36 months immediately preceding the termination.  For all purposes hereunder, the definition of Separation from Service shall be interpreted consistent with Treasury Regulation Section 1.409A-1(h)(ii).

(b)          By Company For Good Cause.  Company may terminate the Agreement upon written notice to Employee for “Good Cause”, which shall include: (1) Employee's willful, breach of this Agreement or material failure to adhere to Company policies related to Employee’s primary duties and responsibilities; (2) Employee's negligence in the performance, or intentional nonperformance, of the primary duties and responsibilities associated Employee’s position; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of Company; (4) Employee's arrest for or conviction of a felony or other crime involving moral turpitude or an offense that would make Employee’s continued employment impermissible under state or federal law or in accordance with HUD mortgagee eligibility or other investor requirements; (5) Employee’s abuse of alcohol during normal and customary work hours or while in attendance at or participating in Company sponsored function; or (6) illegal drug use by Employee.  In the event of Employee’s termination for Good Cause, Employee shall receive only his earned and unpaid salary and other earned and unpaid benefits at the time of termination, and any other vested benefits to which he is entitled as a former employee under the employee benefit programs of Company.  Employee shall forfeit all other benefits and Base Salary.

(c)          By Employee For Good Reason.  Employee may terminate his employment hereunder for "Good Reason."  As used herein, "Good Reason" shall mean (i) a material change in Employee’s functions, duties, or responsibilities with the Company, which change would cause Employee’s position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above;  (ii) a material reduction in Employee’s base salary other than a reduction of base salary occurring in conjunction with the reduction in base of salary of 3 or members of the Company’s then-consistuted executive officer committee, (iii) a liquidation or dissolution of the Company or the Company, other than a liquidation or dissolution which does not affect the status of Employee, or (iv) any material breach of this Agreement by  Company, including the failure, without good cause, to pay Employee on a timely basis the amounts to which he is entitled under this Agreement.

(d)          By Employee Other Than For Good Reason.  Employee may terminate Employee’s employment with Company under this Agreement upon providing Company with written notice sixty (60) days prior to the date of termination.  In such an instance, subject to the terms and conditions of this Agreement, Employee shall receive full and final compensation through the date of Employee’s termination of employment.  Such termination and payments shall not otherwise relieve Employee or Company from any liabilities either party may have to the other as a result of any breach of this Agreement by either party.

(e)          Change In Control.

(1)	Definition. For purposes of this Agreement, the term “Change in Control” shall mean the occurrence of any of the following events:

A.
Merger:  (i) the Company merges into or consolidates with another corporation or entity, or merges another corporation or entity into the Company; (ii) WaterStone Bank SSB (“WSB”) merges into or consolidates with another entity or mergers another bank or entity into the Bank; or (iii) WFI into or consolidates with another corporation or entity, or merges another corporation or entity into WFI, and as a result and in each case, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company, WSB or WFI, as the case may be, immediately before the merger or consolidation;

B.
Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the voting securities of the Company, WSB, or WFI; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s, WSB’s or WFI’s voting shares held in a fiduciary capacity by an entity of which WFI directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

C.	Sale of Assets: The Company, WSB or the Bank sells to a third party all or substantially all of its assets.

(2)
Termination Upon Change In Control.  If Employee is terminated from his position as President and CEO of the Company and such termination (i) is not for Good Cause, and (ii) is in conjunction with, and a direct and proximate result of, a Change in Control,  Company shall be obligated to pay Employee, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, an amount equal to the sum of: (i) his earned but unpaid Base Salary as of the date of his termination of employment with Company; (ii) the vested benefits, if any, to which he is entitled as a former employee under the employee benefit plans and programs maintained for the benefit of Company’s officers and employees; and (iii) a payment equal to one (1) year's Base Salary, subject to the terms of this Section 4 and Sections 5 and 6 hereof.   Such severance payment shall be made over the one year period following Executive’s date of termination on a bi-weekly basis or in accordance with Company’s payroll practices for payments to employees.  Each payment required under this Section 4(e)(2), is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  Notwithstanding anything in this Agreement to the contrary, to the extent that a payment or benefit described in this Agreement constitutes “non-qualified deferred compensation” under Section 409A of the Internal Revenue Code, and to the extent that such payment or benefit is payable upon Executive’s termination of employment, then such payments or benefits will be payable only upon Executive’s “Separation from Service.”  For purposes of this Agreement, a “Separation from Service” will have occurred if Company and Employee reasonably anticipate that either no further services will be performed by Employee after the date of termination (whether as an employee or as an independent contractor) or the level of further services performed is less than 50 percent of the average level of bona fide services in the 36 months immediately preceding the termination.  For all purposes hereunder, the definition of Separation from Service shall be interpreted consistent with Treasury Regulation Section 1.409A-1(h)(ii).

(f)          Release of Claims.  Notwithstanding anything herein to the contrary, in the event Employee shall become entitled to a payment under this Section 4 (other than due to Employee’s death or incapacity due to Disability), Employee shall enter into a General Release of Claims against Company, in substantially in the form and content attached hereto as Exhibit A.

(g)          Disability or death.  In the event of Employee’s death or Disability (defined below), Company shall have no further obligation to Employee other than the payment of: (i) his earned but unpaid Base Salary as of the date of his termination of employment with Company due to Disability and other earned and unpaid benefits at the time of termination; and (ii) the vested benefits, if any, to which Employee (or Employee’s beneficiary) is entitled as a former employee under the employee benefit plans and programs maintained for the benefit of Company’s officers and employees.  For these purposes, Employee shall be determined to have a “Disability” or be “Disabled” if, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from his full-time duties hereunder for four (4) consecutive months.  Company may terminate Employee's employment hereunder provided Employee is unable to resume his full-time duties at the conclusion of such four (4) month period and Company gives Employee notice of its intention to terminate due to Disability as set forth herein.  In such event, Company may during or after the end of such four (4) month period, provide written notice to Employee of its intent to terminate Employee no later than thirty (30) days prior to the effective date of such termination set forth in such notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period or 30 days after such notice is given, whichever is later).

(h)          Return of Company Property.  All records, designs, technical authoring, patents, business, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee on behalf of Company, vendors or customers which pertain to the business of Company shall be and remain the property of Company, and be subject at all times to their discretion and control.  Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of Company which is collected by Employee, as well as all computer hardware, software and any other equipment provided to Employee for use in his capacity as an Employee of Company shall be delivered promptly to Company without request by it upon termination of Employee’s employment.

5.          Confidential Information.

(a)          Employee agrees and acknowledges  that, as a result of Employee’s employment with Company, Employee will learn or have access to  various trade secrets, confidential and proprietary methods, techniques, processes, applications, approaches and other information in various forms, including without limitation software, forms, procedures, manuals, guidelines, other documents, and records, which such information is used or useful in the conduct of Company’s business, including its origination, processing, underwriting, closing, shipping and sale of mortgage products and its methods of market strategy (hereinafter collectively referred to as “Confidential Information”). Such Confidential Information shall include the all compensation, pricing, and other financial information regarding or related to the operation of Company and Company’s relationship with Employee, all customer information and all lead or prospect lists.  Employee further acknowledges that: (i) although all or any part of such Confidential Information may be obtainable from other sources, it could only be obtained or developed at great expense over a long period of time and all such Confidential Information is therefore an extremely valuable and important business asset in Company’s business, and (ii) the Confidential Information is the exclusive property of Company.

(b)          Employee shall not, at any time either during or after Employee’s employment by Company, regardless of how such employment terminates, directly or indirectly, use, disclose, publish, transfer, reveal, disseminate, or otherwise publicize or make available to anyone (other than an authorized employee of Company who needs such information to perform his or her employment duties or anyone else as required in the course of Employee’s performance of Employee’s obligations under this Agreement), the Confidential Information which Employee learns, or to which Employee has had access or which has been revealed to Employee during Employee’s employment with Company.

6.          Non-Solicitation; Non-Competition.

(a)          Employee will not, for a period of one (1) year following termination of his employment with Company, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjuction with any other person, persons, company, partnership, corporation or business of whatever nature:

(1)
solicit the business of any Restricted Customer for purposes which seek to compete with the Company, or (b) provide non-menial and non-clerical services of the type he performed for the Company anytime during the year preceding the termination of Executive’s employment with the Company with a Significant Competitor.  “Restricted Customer” means any current customer of the Company to whom/which Employee provided business-related services on behalf of the Company anytime during the one (1) year preceding the termination of Executive’s employment with the Company. "Significant Competitor" means any financial institution, including but not limited to, any commercial bank, savings bank, savings and loan association, credit union, mortgage brokerage or mortgage banking company which, at the time of termination of Employee's employment with the Company, or during the period of this restrictive covenant, has a home, branch or other office within a twenty (20) mile radius of any home, branch or other office of the Company which has originated $50,000,000 or more in residential mortgage loans during any consecutive twelve (12) month period within the twenty-four (24) months prior to the termination of Executive's employment with the Company.

(2)
directly or, working in conjunction with another or others, (i) encourage any Covered Employee to terminate his/her employment with the Company or to diminish the work or efforts any such employee provides to the Company, or (ii) solicit such an individual for employment outside the Company or its affiliated entities.  “Covered Employee” means any employee of the Company who, at the time of the following proscribed actions, either (i) was directly supervised by Employee, (ii) served as a Vice President of the Company and with whom Employee had direct and regular interaction in the course of performing Employee’s duties for the Company; or (iii) served as a manager of a Company branch which generated five percent (5%) or more of the Company’s revenue during the calendar year in which the proscribed activity occurred or the preceding calendar year.

(b)          Employee will not, for a period of one (1) year following termination of his employment with Company other than pursuant to Section 4(b), 4(c) or 4(d), above, for himself or on behalf of or in conjuction with any other person, persons, company, partnership, corporation or business of whatever nature:  Own, operate, manage, join, finance, control, particiapte in ownership, management, operation or control of, or be paid or employed by or acquire any securities of, or otherwise become associated with or provide assistance to any Siginifcant Competitor of Company; provided, however, that this restriction shall not prohibit Employee from acquiring less than 5% of the total value of the outstanding securities of any entity whose securities are publicly traded.

 (c)          The parties agree that the terms and conditions of the restrictive covenants set forth in this Agreement are reasonable and necessary for the protection of Company and its confidential information to prevent damage or loss to Company as a result of action taken by Employee.  Employee acknowledges that the consideration provided for in this Agreement and the consideration of employment with the Company are sufficient to fully and adequately compensate Employee for agreeing to the restrictions set forth herein.

(d)          Employee recognizees that irreparable injury may result to Company and its business and property in the event of a breach by Employee of the restrictions imposed herein and agrees that if Employee shall engage in any act in violation of the provisions hereof, Company shall be entitled, in addition to such other remedies and damages as may be available to it, to an injunction prohibiting Employee from engaging in such act.

(e)          Notwithstanding the foregoing, the restrictive covenants contained in this Section 6 shall not apply to Employee in the event of the termination of Employee’s employment with the Company occuring after termination of this Agreement pursuant to Section 2, above.

7.          Compliance.  Employee represents that he is aware of the regulatory and legal requirements of loan production offices and mortgage lending, and warrants that he will not violate them.  Should any regulation or its interpretation change, both Company and Employee will do whatever is necessary to remain in compliance.

8.          Notices.  Any notice required by this Agreement shall be given in writing and personally delivered or sent to the respective parties with the proper postage by registered or overnight mail addressed to Company at its headquarters office and to Employee at his current mailing address as provided to Company.  Such notice shall be deemed given upon signature proof of delivery by courier, if not personally delivered.  By written notice to the other party, a party may change the address to which any notice hereunder may be sent.  In addition to other notices Employee may be required to provide Company under this Agreement, Employee shall have a duty to notify Company of any fact or circumstance relating to Company that could have an adverse effect on the business, finances or reputation of Company.

9.          Waivers.  No provision of this Agreement may be waived except by a written instrument signed by the party waiving such provision.  A waiver by either party of any of the terms and conditions of the Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof, or of any other term or condition of the Agreement.

10.          Severability.  If any provision in this Agreement shall be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

11.          Successors and Assigns.  Employee may not, under any circumstances, delegate any of Employee’s rights or obligations hereunder without first obtaining the written consent of Company.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns, and personal representatives, including any successor of Company by merger, consolidation or other reorganization.

12.          Governing Law.  This Agreement shall be governed by, construed under and enforced in accordance with the laws of the State of Wisconsin without reference to the choice of law principles hereof.

13.          Arbitration of Disputes.  Except as provided in Section 6(c), any unresolved dispute, controversy or claim, other than petitions for equitable relief, arising out of or relating to this Agreement, or the breach hereof (including arbitrability of any controversy or claim), shall be settled exclusively by arbitration, held in the city where Company is located, and in accordance with the rules of the American Arbitration Association then in effect and the laws of the State of Wisconsin by an arbitrator or arbitrators who shall be appointed by Company.  The arbitrator(s) shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party.  A decision by the arbitrator (or by a majority of the arbitration panel, if more than a single arbitrator) shall be final and binding.  Judgment may be entered on the arbitrators' award in any court having jurisdiction.  The arbitration proceeding shall be held in the city where Company is located.

14.          Entire Agreement.  This Agreement and accompanying Exhibits contain the entire agreement between the parties and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.  There are no written or oral agreements, understandings, representations or warranties between the parties other than those set forth herein.

15.          Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

16.          Right of Employee to Enter into Agreement.  Employee represents and warrants that (a) no legal, contractual or other restriction exists with respect to his entering into and performing under this Agreement and (b) he is not and has never been fined, suspended or disciplined or the subject of any regulatory audit, sanction or review by any federal, state or other agency, investor, insurer or regulatory authority.

17.          Counterparts.  This Agreement may be executed in any number of counterparts.  Each counterpart so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

18.          Required Provision.

Notwithstanding anything herein contained to the contrary, any payments to Employee by Company, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the regulations promulgated thereunder in 12 C.F.R. Part 359.

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

WATERSTONE MORTGAGE CORPORATION

/s/ Douglas S. Gordon
By: Douglas S. Gordon
Its: Chairman of the Board of Directors

EMPLOYEE:

/s/ Andy Peach
Andy Peach